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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                      ----------------------------------


                                   FORM 8-K
                                CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


Date of Report                                                 September 1, 1997
(Date of Earliest Event Reported)

                      COLUMBIA/HCA HEALTHCARE CORPORATION
            (Exact name of Registrant as specified in its Charter)


                                   DELAWARE
                           (State of Incorporation)


 001-11239                                                       75-2497104
(Commission                                                   (I.R.S. Employer
File Number)                                                 Identification No.)



One Park Plaza, Nashville, Tennessee                                 37203
(Address of principal executive offices)                          (Zip Code)

                                (615) 327-9551
             (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

            Effective at the end of the business day on September 1, 1997, Columbia/HCA Healthcare Corporation (the "Company" or "Columbia/HCA") redeemed all outstanding rights previously issued under the Amended and Restated Rights Agreement between the Company and Mid-America Bank of Louisville & Trust Company, with the redemption price of $.01 per right paid in cash to the holders of record of common stock and non-voting common stock as of August 1, 1997. The Board of Directors of the Company voted to redeem the rights on May 15, 1997 following a stockholder vote in favor of redeeming the rights at the Company's annual stockholders' meeting.

ITEM 7. EXHIBIT

        Exhibit 20 Copy of the letter to Stockholders dated September 1, 1997 relating to redemption rights and payment of quarterly dividend.


                                   SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA/HCA HEALTHCARE CORPORATION

/s/ STEPHEN T. BRAUN
-----------------------------------------
Stephen T. Braun
Senior Vice President and General Counsel

DATED:  September 3, 1997